Related Parties	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Parties

21. Related Parties

In conjunction with the Company’s purchase of PFSD, the Company entered into a promissory note with the Company’s Chairman, on January 1, 2011. The note had a principal balance of $0.4 million at December 31, 2014. The principal amount and any accrued and unpaid interest is due on or before January 31, 2016.

On June 25, 2013, the Company entered into a promissory note receivable with an executive employee of the Company for a principal amount of $0.2 million. The note bears interest at a rate of 5.5% per annum. The term provides that interest will be calculated at a daily rate and all accrued and unpaid interest shall be paid annually on the first day of July of each successive year. The unpaid principal balance together with all accrued but unpaid interest is due in full on or before June 30, 2017.

In 2013, the Company entered into a Management Services Agreement (“MSA”) with Northstar Pain Management P.A. (“NSPM”). NSPM is owned by the Company’s Chairman. Operation of NSPM is designed to support the Company’s marketing campaigns. As part of the MSA, the Company provides comprehensive management services to NSPM. At December 31, 2014, the Company is owed $0.6 million from NSPM.

Facility lease costs associated with operating leases of approximately $0.4 million were incurred with affiliated entities during the year ended December 31, 2014.

The minority interest holder of First Nobilis, a fully consolidated entity, is also a partial owner of First Street Hospital, L.P. (“First Street Hospital”) and First Street Surgical Center, L.P. (“First Street Surgical”), both of which have an ongoing business relationship with the Company. At December 31, 2014, the Company has a due from these related parties of $2.0 million which is partially offset by a due to related parties of $1.4 million for a net amount owed to the Company of $0.6 million. In addition, the Company leases certain medical equipment from First Street Hospital and First Street Surgical. Equipment lease costs of approximately $0.6 million were incurred during the year ended December 31, 2014.

At December 31, 2014, three of the investors and partial owners of SNWO, WIM and SNWM owe the Company $0.2 million for their investment into the respective entities.

Certain of the sellers of Athas are current employees of Athas, including its CEO, Chris Lloyd. The sellers of Athas entered into a promissory note with the Company for $12.0 million, as mentioned in a previous footnote.

Certain members of the Company are also members of North American Laserscopic Spine Institute (“NALSI”). In June 2014, NALSI entered into a line of credit agreement with Athas, whereby NALSI may draw up to $0.9 million. The line of credit is subject to a 10.00% interest rate and matures on June 9, 2018. The outstanding balance as of December 31, 2014 is $0.5 million.

Nobilis maintains certain consulting and marketing agreements with various physicians who are also equity owners in Nobilis entities. These agreements are paid directly out of those entities in which the physicians hold an ownership percentage.

The related party transactions mentioned above are measured at exchange amounts agreed upon by both parties.